Stockholders' Deficit	9 Months Ended
Sep. 30, 2016
Equity [Abstract]
Stockholders' Deficit

Note 9 Stockholders ' Deficit

The total common shares outstanding as of September 30, 2017 was 157,217,781 and total preferred shares outstanding as of September 30, 2017 was 500,000,000.

The preferred shares have voting power equal to 51 percent of the total combined voting power of all classes of stock entitled to vote on any matter. These shares do not hold any liquidation, dividend or conversion rights.